MILLINGTON SAVINGS BANK

                  EXECUTIVE INCENTIVE RETIREMENT PLAN AGREEMENT
                       FOR THE BENEFIT OF SENIOR OFFICERS
                             As Amended and Restated

            THIS AGREEMENT, made and entered into this 11th day of September, 2006, by and between Millington Savings Bank, Millington, New Jersey, a State of New Jersey chartered savings bank (hereinafter referred to as the "Bank"), and ___________________, an Executive of the Bank (hereinafter referred to as the "Executive");


         WHEREAS, it is deemed advisable and in the best interests of the Bank to offer such Executive with additional financial incentives in the form of deferred compensation to encourage such continued employment service to the Bank, and to remain market competitive in the Bank's ability to offer retirement income security to such Executive;

         WHEREAS, the Bank and the Executive have previously entered into the Executive Incentive Retirement Plan Agreement for the Benefit of Senior Officers (hereinafter referred to as the "Executive Plan"), effective May 10, 2004, and

         WHEREAS, certain revisions to the Executive Plan are necessary in order to conform such Executive Plan to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended ("Code") and related regulations and notices promulgated thereunder, with such revisions to be effective as of January 1, 2005.

         NOW THEREFORE, BE IT RESOLVED that the Executive Plan shall be revised, amended and restated in its entirety, effective as of January 1, 2005, as follows:


    I.         EXECUTIVE'S PARTICIPATION IN THE EXECUTIVE PLAN

               So long as the Executive shall continue to serve as the _________ ______________ of the Bank, or other senior executive position as determined within the discretion of the Board of Directors ("Board") of the Bank, the Executive shall be eligible to participate in this Executive Plan. The Plan Year for the Executive Plan shall be the same as the fiscal year for the Bank (July 1 through June 30).

    II.        AWARD

               The Board may make an Award from time to time in accordance with this Agreement on behalf of the Executive in consideration for the Executive's continued services and job performance as determined in the sole discretion of the Board of the Bank based upon the criteria attached hereto as Exhibit "A" and fully incorporated herein by reference. Said criteria in Exhibit "A" may be modified by the Board in its sole discretion at any time. Payment of such Award to the Executive shall be deferred in accordance with this Agreement and shall be credited for the benefit of the Executive in the manner and by the terms and conditions specified in Paragraph IV herein.

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    III.       VESTING

               The Executive's accrual of Awards and earnings thereon as recorded in the Executive Incentive Retirement Plan Account shall be deemed earned and non-forfeitable in accordance with the schedule set forth below determined as the sum of the age of such Executive and the years of service of such Executive determined as of the first day of each Plan Year; with years of service determined in accordance with the definition set forth in any Internal Revenue Code ("Code") Section 401(a) tax qualified defined benefit plan sponsored by the Bank or any Code Section 401(a) tax qualified defined contribution plan, if no such defined benefit plan shall be in effect at such time, any as follows:


                   Sum of Age and Years of Service           Vesting/Earned %
                   -------------------------------           ----------------
                                 85                              100%
                                 80                               95%
                                 75                               90
                                 70                               85
                                 65                               80
                                 60                               75
                                 55                               70
                                 50                               65
                                 45                               60


               Notwithstanding the foregoing, on and subsequent to the Executive attaining age sixty-five (65) while in the continuous employ of the Bank, upon the Executive's death while in the continuous employ of the Bank or upon a Change in Control of the Bank (as defined hereinafter), the Executive shall be one hundred percent (100%) vested in the Executive Incentive Retirement Plan Account.


    IV.        CREDITS TO INCENTIVE RETIREMENT PLAN ACCOUNT

               The Bank shall establish a bookkeeping reserve account for the benefit of the Executive (hereinafter referred to as the "Executive Incentive Retirement Plan Account"), which shall be credited and adjusted as of the date of grant of each Award as defined in Paragraph II.

    V.         INTEREST ON THE INCENTIVE RETIREMENT PLAN ACCOUNT

               The Executive Incentive Retirement Plan Account shall be credited with earnings on such account in an amount that is in addition to the Award(s) credited under Paragraph IV. Such amount shall be determined by multiplying the balance of the Executive's Account by a rate of interest equal to the New York average prime lending rate as quoted in the Wall Street Journal, Eastern Edition. Such rate shall be adjusted quarterly as of each January 1, April 1, July 1 and October 1, but in no event shall such per annum prime rate be less than 4% per annum or an amount greater than 12% per annum. Such earnings amount shall be credited quarterly as long as there is a balance in the Executive's Incentive Retirement Plan Account as of the last day of each calendar quarter.

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    VI.        NATURE OF THE INCENTIVE RETIREMENT PLAN ACCOUNT

               The Executive Incentive Retirement Plan Account shall be utilized solely as a device for the measurement and determination of the amount maintained as a book reserve for the benefit of the
               Executive under the Executive Plan and to be paid to the Executive at the times hereinafter specified, and the Bank shall not segregate any of its assets in order to satisfy any obligations under this Agreement. The Executive Incentive Retirement Plan Account shall not constitute or be treated as a trust fund of any kind. It is understood that all amounts credited to the Executive Incentive Retirement Plan Account shall be for the sole purpose of bookkeeping and remain the sole property of the Bank, and that the Executive shall have no ownership rights of any nature with respect thereto. The Executive's rights are limited to the right to receive payments as hereinafter provided, and the Executive's position with respect thereto is that of a general, unsecured creditor of the Bank.

    VII.       PAYMENT OF EXECUTIVE'S DEFERRED COMPENSATION

               Subject to Paragraph XIII, the amounts in the Executive Incentive Retirement Plan Account shall be paid in equal annual installments for fifteen (15) years certain. The amount payable shall be equal to the vested balance of the Executive's Incentive Retirement Plan Account as defined in Paragraph VI, including all interest credited as of the date of commencement of such payments pursuant to Paragraph V, plus additional interest earnings credited to such account based upon the periodic balance of such account during the pay-out period. Said installment payments of such vested deferred amounts shall commence on the first day of the calendar month following the Termination of Employment of the Executive due to retirement, resignation, disability, or removal or upon plan termination, whichever shall occur first.

               "Termination of Employment" means the termination of the Executive's employment with the Bank for reasons other than upon the death or Disability of the Executive. Whether a Termination of Employment takes place is determined based on the facts and circumstances surrounding the termination of the Executive's employment and whether the Bank and the Executive intended for the Executive to provide significant services for the Bank following such termination. A change in the Executive's employment status will not be considered a Termination of Employment if:

               (a) the Executive continues to provide services as an employee of the Bank at an annual rate that is twenty percent (20%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or, if employed less than three years, such lesser period) and the annual remuneration for such services is twenty percent (20%) or more of the average annual remuneration earned during the final three full calendar years of employment (or, if less, such lesser period), or

               (b) the Executive continues to provide services to the Bank in a capacity other than as an employee of the Bank at an annual rate that is fifty percent (50%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or if employed less than three years, such lesser period) and the annual remuneration for such services is fifty percent (50%) or more of the average annual remuneration earned during the final three full calendar years of employment (or if less, such lesser period).

              "Disability" (total and permanent disability) means total and permanent disability within the meaning of the Social Security Act.

               PERMISSIBLE LUMP-SUM PAYOUTS Notwithstanding the foregoing, the Bank may, in its sole discretion, commence pay-out of the vested amount in such Executive Plan Account at any time following the Executive's Termination of Employment, provided that such pay-out amount shall be in an amount equal to not less than the lump sum value of such vested account balance, including interest earnings thereon, determined on the date of such pay-out; provided that such pay-out (1) accompanies the termination of the Executive's entire interest under the Agreement and all similar arrangements that constitute a nonqualified deferred compensation plan under Treasury Regulations at Section 1.409A-1(c) applicable to Section 409A of the Code; (2) the payment is made on or before the later of December 31 of the calendar year of the Executive's Termination of Employment, or the 15th day of the third month following such Termination of Employment; (3) the payment is not greater than $10,000; and (4) the Executive is provided no election with respect to receipt of such lump-sum payment.


    VIII.      DEATH OF EXECUTIVE PRIOR TO COMMENCEMENT OF PAYMENTS

               Except as set forth at Paragraph III herein, in the event of the death of the Executive prior to the commencement of payments, the Executive's vested percentage of the account balance on the date of death shall be paid in a lump sum to such individual(s) or entity(ies) as the Executive may have designated as beneficiaries in writing and filed with the Bank. Said amount shall be paid on the first day of the second month following the death of the Executive. In the event no beneficiary designation has been made, the Executive's vested percentage of the account balance on the date of death shall be paid, in a lump sum, as set forth herein to the duly qualified executor or administrator of the Executive's estate, provided however if no such executor or administrator is appointed, the Bank shall not make payment of said lump sum until said appointment.

    IX.        DEATH OF EXECUTIVE SUBSEQUENT TO COMMENCEMENT OF PAYMENTS

               In the event of the death of the Executive after commencement of payments but prior to the Executive receiving all payments due the Executive under this Agreement, the remaining vested percentage of the account balance on the date of death shall be paid in a lump sum, on the first day of the second month following the death of the Executive, to such individual(s) or entity(ies) as the Executive may have designated as beneficiaries in writing and filed with the Bank. In the event no beneficiary designation has been made, the Executive's vested percentage of the account balance on the date of death shall be paid, in a lump sum, as set forth herein to the duly qualified executor or administrator of the Executive's estate, provided however if no such executor or administrator is appointed, the Bank shall not pay make payment of said lump sum until said appointment.

    X.         RESTRICTIONS UPON FUNDING

               The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Executive Plan. The Executives, their beneficiary(ies), or any successor in interest shall be and remain simply a general, unsecured creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

               The Bank reserves the absolute right, at its sole discretion, to either fund the obligations undertaken by this Executive Plan or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Executive Plan, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall any Executive be deemed to have any lien, right, title or interest in any specific funding investment or to any assets of the Bank.

               For any Executive who begins employment with the Bank subsequent to the Effective Date of this Agreement, if the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Executive, then the Executive shall reasonably cooperate with the Bank and any designated insurance company as may be requested by the Bank in order to obtain such insurance or annuities policy.

    XI.        MISCELLANEOUS

         A.      Alienability and Assignment Prohibition:

                 Neither the Executive, nor the Executive's surviving spouse, nor any other beneficiary(ies) under this Executive Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or the Executive's beneficiary(ies), nor be transferable by operation of law in the event of Bankruptcy, insolvency or otherwise. In the event the Executive or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Bank's obligations and liabilities pursuant to this Agreement shall forthwith cease and terminate.

         B.      Binding Obligation of the Bank and any Successor in Interest:

                 The Bank shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm or person until such bank, firm or person expressly agrees, in writing, to assume and discharge the duties and obligations of the Bank under this Executive Plan. This Executive Plan shall be binding upon the parties hereto, their successors, beneficiaries, heirs and personal representatives.

         C.      Amendment, Termination or Revocation:

                 It is agreed by and between the parties hereto that this Executive Incentive Retirement Plan Agreement may be amended, terminated or revoked at any time or times, in whole or in part, by the Bank in its sole discretion. Upon a Change of Control as set forth in Paragraph XIII herein, it is agreed by and between the parties hereto that this Executive Plan Agreement may be amended or revoked any time or times, in whole or in part, only by the mutual written consent of the
                 Executive and the Bank. Notwithstanding the foregoing, the Bank or any successor thereto may terminate or revoke the Agreement at anytime within its sole discretion, provided that the balance then accrued under the Executive Incentive Retirement Plan Account on behalf of the Executive shall be deemed fully earned and non-forfeitable at such time without regard to any vesting criteria, and such account shall be immediately paid to the Executive (without regard to any actual Termination of Employment) or designated beneficiary in a lump sum payment; provided, however, any such distributions to be made in accordance with this Section XI.C. shall comply with the requirements and limitation under Section 409A of the Code, including that such lump-sum distribution shall only be made: (1) within thirty (30) days before, or twelve (12) months after a change in the ownership or effective control of the Bank, or change in the ownership of a substantial portion of the assets of the Bank as described in Section 409A(2)(A)(v) of the Code, provided that all distributions are made no later than twelve (12) months following such termination of the Agreement and further provided that all of the Bank's arrangements which are substantially similar to the Agreement are terminated so the Executive and all participants under similar arrangements shall receive all amounts of deferred compensation under such terminated agreements within twelve (12) months of the termination of the arrangements; (2) Upon the Bank's dissolution or with the approval of a bankruptcy court provided that the amounts deferred under the Agreement are included in the Executive's gross income in the latest of (i) the calendar year in which the Agreement terminates; (ii) the calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or (iii) the first calendar year in which the distribution is administratively practical; or (3) Upon the Bank's termination of this and all other account balance plans (as referenced in Section 409A of the Code or the regulations thereunder), provided that all distributions are made no earlier than twelve (12) months and no later than twenty-four (24) months following such termination, and the Bank does not adopt any new account balance plans for a minimum of five (5) years following the date of such termination.

        D.       Gender:

                 Whenever in this Executive Plan words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

        E.       Effect on Other Bank Benefit Plans:

                 Nothing contained in this Executive Plan shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

        F.       Headings:

                 Headings and subheadings in this Executive Plan are inserted for reference and convenience only and shall not be deemed a part of this Executive Plan.

        G.       Applicable Law:

                 The validity and interpretation of this Agreement shall be governed by the laws of the State of New Jersey, including, but not limited to the laws applicable to state chartered savings banks.

        H.       Bank Regulatory Matters:

                 Any payments made to the Executive pursuant to this Executive Plan, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. ss. 1828(k) or any regulations promulgated thereunder.

                 Implementation of the Agreement shall be conditioned upon the Bank's receipt of a letter of approval or non-objection from the Commissioner of the New Jersey Department of Banking and Insurance, if applicable, in accordance with the applicable laws of the State of New Jersey related to state chartered savings banks at NJS 17:9A-27.26 and related statutes.

        I.       Partial Invalidity:

                 If any term, provision, covenant, or condition of this Executive Plan is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant, or condition invalid, void, or unenforceable, and the Executive Plan shall remain in full force and effect notwithstanding such partial invalidity.

        J.       Employment:


                 No provision of this Agreement shall be deemed to restrict or limit any existing employment agreement by and between the Bank and the Executive, nor shall any conditions herein create specific employment rights to the Executive nor limit the right of the Bank to discharge the Executive with or without cause. In a similar fashion, no provision shall limit the Executive's rights to voluntarily sever his or her employment at any time.

        K.       Construction:

                 The Board shall have full power and authority to interpret, construe and administer this Executive Plan, and the Board's interpretations and construction thereof, and actions thereunder, shall be binding and conclusive on all persons for all purposes. Members of the Board of the Bank shall not be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his or her own willful, gross misconduct or intentional lack of good faith.

        L.       Plan Administration:

                 The Board of the Bank  shall  administer  the  Plan;  provided, however, that the Board may appoint an administrative committee ("Committee") to provide administrative services or perform duties required by this Agreement. The Committee shall have only the authority granted to it by the Board.

        M.       Trust:

                 Except as may be specifically provided, nothing contained in this Agreement and no action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Executive or any other person. Any funds which may be invested under the provisions of this Agreement shall continue for all purposes to be a part of the general assets ad funds of the Bank. No person other than the Bank shall by virtue of the provisions of this Agreement have any interest in such assets and funds. The Bank shall not be under any obligation to use such funds solely to provide benefits hereunder, and no representations have been made to the Executive that such funds can or will be used only to provide benefits hereunder.

                 In order to facilitate the accumulation of funds necessary to meet the costs of the Bank under this Agreement (including the provision of funds necessary to pay premiums with respect to any life insurance policies purchase and to pay benefits to the extent that the cash value and/or proceeds of any such policies are not adequate to make payments to the Executive or his or her beneficiary as and when the same are due under the Agreement), the Bank may enter into a Trust Agreement. The Bank, in its discretion, may elect to place any life insurance policies purchased pursuant to the Agreement into the Trust. In addition, such sums shall be placed in said Trust as may from time to time be approved by the Board of Bank, in its sole discretion. To the extent that the assets of said Trust and/or the proceeds of any life insurance policy purchased pursuant to the Agreement are not sufficient to pay benefits accrued under this Agreement, such payments shall be made from the general assets of the Bank.

   XII.          ERISA PROVISION

        A.       Named Fiduciary and Plan Administrator:

                 The "Named Fiduciary and Plan Administrator" of this Executive Plan shall be the Bank until its resignation or removal by the Board. As the Named Fiduciary and Plan Administrator, the Bank shall be responsible for the management, control and administration of the Executive Plan. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Executive Plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

        B.       Claims Procedure and Arbitration:

                 In the event a dispute arises over benefits under this Executive Plan and benefits are not paid to the Executive (or to the Executive's beneficiary(ies) in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan Administrator named above within sixty
                 (60) days from the date payments are refused. The Named Fiduciary and Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, it shall provide in writing within sixty (60) days of receipt of such claim its specific reasons for such denial, reference to the provisions of this Executive Plan upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a

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

                 further review of the claim denial is desired. A claim shall be deemed denied if the Named Fiduciary and Plan Administrator fail to take any action within the aforesaid sixty-day period.

                 If claimants desire a second review of the matter, they shall notify the Named Fiduciary and Plan Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Executive Plan or any documents relating thereto and submit any written issues and comments they may feel appropriate. The Named Fiduciary and Plan Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

                 If claimants continue to dispute the benefit denial based upon completed performance of this Executive Plan or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an arbitrator for final arbitration within six (6) months from the actual or calculated date of the final written review. The arbitrator shall be selected by mutual agreement of the Bank and the claimants. The arbitrator shall operate under any generally recognized set of arbitration rules. The parties hereto agree that unless otherwise agreed by mutual written consent of both parties, there shall be no other alternative dispute resolution in law or equity other than binding arbitration and they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such arbitrator with respect to any controversy properly submitted for determination. The arbitrator shall determine any award of attorney's fees or other costs of arbitration to the prevailing party.

        C. Where a dispute arises as to the Bank's discharge of the Executive "for cause", such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder. A determination by an arbitrator that a discharge or non reelection was not "for cause" shall govern the parties solely as to payment of benefits and shall not entitle the Executive to be reinstated or re-elected to office.

  XIII.          CHANGE OF CONTROL

                  "Change in Control" shall mean: (i) a change in ownership of the Bank under paragraph (a) below, or (ii) a change in effective control of the Bank under paragraph (b) below, or
                  (iii) a change in the ownership of a substantial portion of the assets of the Bank under paragraph (c) below:

                  (a) CHANGE IN THE OWNERSHIP OF THE BANK. A change in the ownership of the Bank shall occur on the date that any one person, or more than one person acting as a group (as defined in paragraph (b)), acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of such corporation. However, if any one person or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of a corporation, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the corporation (or to cause a change in the effective control of the corporation (within the meaning of paragraph (b) below). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the corporation acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this section. This paragraph (a) applies only when there is a transfer of stock of a corporation (or issuance of stock of a corporation) and stock in such corporation remains outstanding after the transaction.

                  (b) CHANGE IN THE EFFECTIVE CONTROL OF THE BANK. A change in the effective control of the Bank shall occur on the date that either (i) any one person, or more than one person acting as a group (as determined below), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the corporation possessing 35 percent or more of the total voting power of the stock of such corporation; or (ii) a majority of members of the corporation's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the corporation's board of directors prior to the date of the appointment or election, provided that for purposes of this paragraph (b)(ii), the term corporation refers solely to a corporation for which no other corporation is a majority shareholder. In the absence of an event described in paragraph (i) or (ii), a change in the effective control of a corporation will not have occurred. If any one person, or more than one person acting as a group, is considered to effectively control a corporation (within the meaning of this paragraph (b)), the acquisition of additional control of the corporation by the same person or persons is not considered to cause a change in the effective control of the corporation (or to cause a change in the ownership of the corporation within the meaning of paragraph (a)). Persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering.

                  (c) CHANGE IN THE OWNERSHIP OF A SUBSTANTIAL PORTION OF THE BANK'S ASSETS. A change in the ownership of a substantial portion of the Bank's assets shall occur on the date that any one person, or more than one person acting as a group (as determined below), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the corporation that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. There is no Change in Control event under this paragraph (c) when there is a transfer to an entity that is controlled by the shareholders of the transferring corporation immediately after the transfer.

                  (d) Each of the sub-paragraphs (a) through (c) above shall be construed and interpreted consistent with the requirements of
                  Section 409A of the Code and any Treasury regulations or other guidance issued thereunder. However, a change in control shall not be deemed to have occurred as a result of a holding company reorganization of the Bank and simultaneous acquisition of more than 50% of the Bank's stock (following the Bank's conversion to stock form) by a parent savings and loan holding company or bank holding company.

                  "Code" means the Internal Revenue Code of 1986, as amended, and regulations and guidance promulgated thereunder.

      XIV.       DISCHARGE FOR CAUSE

                 In the event the Executive shall be discharged for cause at any time, all benefits provided herein shall be forfeited. The term "for cause" shall mean any of the following that result in an adverse effect on the Bank: (i) negligence or neglect; (ii) the commission of a felony, disorderly persons offense or misdemeanor involving moral turpitude, fraud or dishonesty;
                 (iii) the willful violation of any law, rule or regulation (other than a traffic violation or similar offense); (iv) an intentional failure to perform stated duties;, or (v) a breach of fiduciary duty involving personal profit. If a dispute arises as to payment of benefits premised upon whether a discharge is "for cause," such dispute shall be resolved by arbitration as set forth in PARAGRAPH XII (B). A determination by an arbitrator that a discharge was not "for cause" shall govern the parties solely as to the payment of benefits hereunder and shall not entitle the Executive to be reinstated.


      XV.        EFFECTIVE DATE

                 The Effective Date of this Agreement shall be April 1, 2004 with respect to the initial effective date of the Agreement, and January 1, 2005 with respect to the effective date of this amendment and restatement of the Plan.

      XVI.       SECTION 409A COMPLIANCE.

          A. Notwithstanding anything herein to the contrary, the Committee shall make reasonable efforts to administer the Executive Plan and make benefit payments hereunder in a manner that is not deemed to be contrary to the requirements set forth at Section 409A of the Code and regulations and notices promulgated thereunder such that any payments made would result in the requirement for the recipient of such payments topay additional interest and taxes to be imposed in accordance with Section 409A(a)(1)(B) of the Code; provided, however, neither the Bank, nor the Committee shall have any responsibility to a Executive or beneficiary(ies) with respect to any tax liabilities that may be applicable to any payments made by the Executive Plan.

           B. If any provision of the Executive Plan shall be determined to be inconsistent with the requirements of Section 409A of the Code, then, the Executive Plan shall be construed, to the maximum extent possible, to give effect to such provision in a manner consistent with Section 409A of the Code, and if such construction is not possible, as if such provision had never been included.

           C. Delay of Payment Commencement to Specified Employee. Notwith-standing any provision in the Executive Plan to the contrary, if the Executive is a Specified Employee, such Executive's benefit payments shall become first payable to him or her as of the first day of the seventh month next following his or her Termination of Employment, if and only if such payments, if made earlier, would result in the recipient of such payments to pay additional interest and taxes to be imposed in accordance with Code Section 409A(a)(1)(B) of the Code; provide that such payment delay shall not be required in the event of the death of the Executive. "Specified Employee" shall mean a key employee who, at any time during the plan year, is (i) an officer of the Bank having an annual compensation greater than $140,000 (as indexed), (ii) a 5-percent owner of Bank, or (iii) a 1-percent owner of the Bank having an annual compensation from the Savings Bank greater than $150,000; provided, however, that this subparagraph shall only be effective if the stock of the Bank or a parent corporation is publicly traded as set forth at Code Section 409A(a)(2)(B)(i).

           D. Distributions Upon Income Inclusion Under Section 409A of the Code. Upon the inclusion of any amount as taxable income to the Executive as a result of the failure of this non-qualified deferred compensation agreement to comply with the requirements of Section 409A of the Code, to the extent such tax liability can be covered by the then accrued Executive Incentive Retirement Plan Account balance, a distribution shall be made to the Executive as soon as is administratively practicable following the discovery of the plan failure in an amount sufficient for the Executive to pay such tax liability.


                [THE REMAINDER OF THIS PAGE IS INTENTIALLY BLANK]

                  IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.





                                            Millington Savings Bank


         ___________________________        By:_________________________________
         Attest                             Its:





         ___________________________           _________________________________
         Witness                               __________________, Executive

                          BENEFICIARY DESIGNATION FORM
                     FOR THE EXECUTIVE INCENTIVE RETIREMENT
                                 PLAN AGREEMENT


I. PRIMARY DESIGNATION
   -------------------
                  (You may refer to the beneficiary designation information prior to completion.)

       A.         Person(s) as a Primary Designation:
                  ----------------------------------
                  (Please indicate the percentage for each beneficiary.)

       Name________________________________________________ Relationship____________________________ /__________%

       Address___________________________________________________________________________________________________
                           (Street)                                (City)            (State)      (Zip)

       Name________________________________________________ Relationship____________________________ /__________%

       Address___________________________________________________________________________________________________
                          (Street)                                 (City)            (State)      (Zip)

       Name________________________________________________ Relationship____________________________ /__________%

       Address:__________________________________________________________________________________________________
                          (Street)                                 (City)            (State)      (Zip)

       Name________________________________________________ Relationship____________________________ /__________%

       Address:__________________________________________________________________________________________________
                          (Street)                                 (City)            (State)      (Zip)

        B.        Estate as a Primary Designation:
                  -------------------------------

       My Primary Beneficiary is The Estate of___________________________________________________________________

       as set forth in the last will and testament dated the__day of___________,________and any codicils thereto.

        C.        Trust as a Primary Designation:
                  ------------------------------

       Name of the Trust:_________________________________________________________________________

       Execution Date of the Trust:_________ / _____/____________

                                       14


       Name of the Trustee:________________________________________________________________________

       Beneficiary(ies)  of the Trust (please  indicate the  percentage for each beneficiary):

       ____________________________________________________________________________________________

       ____________________________________________________________________________________________

       Is this an Irrevocable Life Insurance Trust?______________Yes______________No
       (If  yes  and  this  designation  is for a  Split  Dollar  agreement,  an
       Assignment of Rights form should be completed.)

                                       15


       II. SECONDARY (CONTINGENT) DESIGNATION
           ----------------------------------

       A.         Person(s) as a Secondary (Contingent) Designation:
                  --------------------------------------------------
                  (Please indicate the percentage for each beneficiary.)

       Name________________________________________________ Relationship____________________________ /__________%

       Address___________________________________________________________________________________________________
                           (Street)                                (City)            (State)      (Zip)

       Name________________________________________________ Relationship____________________________ /__________%

       Address___________________________________________________________________________________________________
                           (Street)                                (City)            (State)      (Zip)

       Name________________________________________________ Relationship____________________________ /__________%

       Address___________________________________________________________________________________________________
                           (Street)                                (City)            (State)      (Zip)

       Name________________________________________________ Relationship____________________________ /__________%

       Address___________________________________________________________________________________________________
                          (Street)                                 (City)            (State)      (Zip)

      B.        Estate as a Secondary (Contingent) Designation:
                ----------------------------------------------

      My Secondary Beneficiary is The Estate of_________________________________________________________________
      as set forth in my last will and testament dated the___day of__________,_________and any codicils thereto.

      C.        Trust as a Secondary (Contingent) Designation:
                ---------------------------------------------

      Name of the Trust:________________________________________________________________________________________

      Execution  Date  of the  Trust:_________/_______/___________

      Name  of the Trustee:_______________________________________________________________
      Beneficiary(ies) of the Trust (please  indicate the percentage for each beneficiary):

      ____________________________________________________________________________________

      ____________________________________________________________________________________

      All sums payable under the  Executive  Incentive  Retirement  Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then
      to  the   Secondary   (Contingent)  Beneficiary(ies).   This   beneficiary
      designation is valid until the participant notifies the bank in writing.



      ------------------------------                          ------------------
                                                                       Date

                              DEFERRAL DECLARATION




I.       DISTRIBUTION ELECTION

               Pursuant to the provisions of my Executive Incentive Retirement Plan Agreement with Millington Savings Bank, I hereby elect to have any distribution of the balance in my Incentive Retirement Plan Account paid to me in installments commencing on the later of ________________ ("Alternative Date") or the first day of the calendar month following my Termination of Employment due to retirement, resignation, disability, or removal or upon plan termination, whichever shall occur first; provided that such Alternative Date must be elected in writing not less than one year prior to the payment commencement date, absent such election, and such Alternative Date must be not less than five years later than such payment commencement date absent such updated election Each such annual installment shall be determined as of each installment date by dividing the entire amount in my Incentive Retirement Plan Account by the number of installments then remaining to be paid, plus earnings for the period, with the final installment to be the entire remaining balance in the Incentive Retirement Plan Account.



Date:_______________________________        ____________________________________
                                            Signature

                                   EXHIBIT "A"

                             Millington Savings Bank
                       Executive Incentive Retirement Plan

                       For the Benefit of Senior Officers



The annual target Award to the Executive under the Executive Plan will be established annually for each respective plan year and will be based upon the Executive's base salary in effect as of July 1 of each calendar year and the Bank's net income for the prior fiscal year (July 1 through June 30); provided that the Board of Directors of the Bank may adjust reported net income numbers attributable to extraordinary items and the Board shall ratify such Award each year prior to such Award being credited to the Executive Incentive Retirement Plan Account.


         2006 Net Income/Award Grid (July 1, 2006 through June 30, 2007)

% of Prior Year Net Income Amount         Executive Award % of Base Salary
---------------------------------         --------------------------------
        79% AND BELOW                                     0%

        80% TO 84%                                        3%

        85% TO 94%                                        5%

        95% TO 104%                                      10%

       105% TO 119%                                      12%

       120% AND HIGHER                                   15%